AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated as of April 25, 2011 (the "Effective Date"), is made by and between AERO PHARMACEUTICALS, INC., a Florida corporation ("Aero"), and TEVA RESPIRATORY, LLC, a Florida limited liability company ("Teva Respiratory").

WHEREAS, Aero and IVAX Laboratories, Inc., a Florida corporation ("IVAX Laboratories"), entered into that certain Asset Purchase Agreement dated as of September 25, 2006 (the Asset Purchase Agreement");

WHEREAS, (i) IVAX Laboratories was converted into a Florida limited liability company on January 1, 2007, and simultaneously therewith changed its name to Teva Specialty Pharmaceuticals, LLC, and (ii) Teva Specialty Pharmaceuticals, LLC changed its name to Teva Respiratory, LLC on April 22, 2009;

WHEREAS, under Article III of the Asset Purchase Agreement, Aero has certain reporting and royalty payment obligations (the "Obligations") to Teva Respiratory with respect to the Baker Cummins Products and the Licensed Products (in each case defined as in the Asset Purchase Agreement), which obligations have not been complied with to date;

WHEREAS, Aero no longer has the rights to sell the Licensed Products; and

WHEREAS, the parties hereto desire to amend the Asset Purchase Agreement in order to terminate the Obligations;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Payment of Outstanding Royalties. On the date hereof, Aero has paid to the order of Teva Respiratory's affiliate, TEVA Pharmaceuticals USA, Inc., by wire transfer, for value today, the amount of Two Hundred Twenty Four Thousand United States Dollars (US$ 224,000) in satisfaction of all outstanding and unpaid royalties owing under the Asset Purchase Agreement that have been accrued during the period from September 25, 2006 to the date hereof. On behalf of TEVA Pharmaceuticals USA, Inc., Teva Respiratory hereby acknowledges receipt of such wire transfer.

2. Termination of Obligations. Effective on the date hereof, the Asset Purchase Agreement is hereby amended by removing Article III, which shall be of no further force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

AERO PHARMACEUTICALS, INC.

By: ______________________
Name: JANE H. HSIAO
Title: PRESIDENT

TEVA RESPIRATORY, LLC

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

AERO PHARMACEUTICALS, INC.

By: ______________________________
Name:
Title:

TEVA RESPIRATORY, LLC

By: [signature]
Name: Deborah Griffin
Title: VP + CFO

By: [signature]
Name: Brian Shanahan
Title: Assistant Secretary

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